May 31, 2005

Supplement

SUPPLEMENT DATED MAY 31, 2005 TO THE PROSPECTUS OF
MORGAN STANLEY VARIABLE INVESTMENT SERIES
CLASS X AND CLASS Y
THE EUROPEAN EQUITY PORTFOLIO
Dated April 29, 2005

Effective June 1, 2005, Morgan Stanley Investment Advisors Inc., the Portfolio's Investment Adviser, has agreed to cap the Portfolio's operating expenses (except for brokerage and 12b-1 fees) by assuming the Portfolio's "other expenses" and/or waiving the Portfolio's advisory fees, and Morgan Stanley Services Company, Inc., the Portfolio's Administrator, has agreed to waive the Portfolio's administrative fees, to the extent such operating expenses exceed 1.00% of the average daily net assets of the Portfolio on an annualized basis. These voluntary assumptions/waivers may be discontinued at any time.

PLEASE RETAIN THIS SUPPLEMENT FOR FUTURE REFERENCE.

LIT SPT VAR EUGBX 05/05